UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 5, 2006

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                                Tower Group, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                     000-50990                   20-3894120
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(State or other jurisdiction        (Commission                (IRS Employer
   or incorporation)                File Number)             Identification No.)

120 Broadway, 14th Floor, New York, NY                              10271
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  (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (212) 655-2000

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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  20e-4(c)  under  the
     Exchange Act (17 CFR 240.203-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On March 31, 2006, Tower Group, Inc. (the "Company") participated in a private placement of $20 million of fixed/floating rate capital securities (the "Trust Preferred Securities") issued by Tower Group Statutory Trust V (the "Trust"), an affiliated Delaware trust formed on March 29, 2006. The Trust Preferred Securities mature in April 2036, are redeemable at the Company's option at par beginning April 7, 2011, and require quarterly distributions of interest by the Trust to the holder of the Trust Preferred Securities. Distributions are initially at a fixed rate of 8.5625% for the first five years and will then reset quarterly for changes in the three-month London Interbank Offered Rate ("LIBOR") rate plus 330 basis points. The Trust simultaneously issued 619 of the Trust's common securities to the Company for a purchase price of $619,000, which constitutes all of the issued and outstanding common securities of the Trust.

The Trust used the proceeds from the sale of the Trust Preferred Securities to purchase for $20,000,000 a Junior Subordinated Debt Security due 2036 in the principal amount of $20,000,000 issued by the Company. The net proceeds to the Company from the sale of the Debenture to the Trust will be used by the Company to acquire and capitalize a shell insurance company with multi-state licensing and for working capital purposes. There is no assurance that the acquisition of a shell insurance company will be completed.

The Debenture was issued pursuant to an Indenture dated March 31, 2006, by and between the Company and Wells Fargo Bank, National Association , as trustee. The terms of the Debenture are substantially the same as the terms of the Trust Preferred Securities. The interest payments by the Company will be used by the

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Trust to pay the quarterly  distributions  to the holders of the Trust Preferred
Securities. The Indenture permits the Company to redeem the Debenture (and thus a like amount of the Preferred Trust Securities) after April 7, 2011. If the Company redeems any amount of its Debenture, the Trust must redeem a like amount of the Trust Preferred Securities.

The terms of the Trust Preferred Securities are governed by an Amended and Restated Declaration of Trust, dated March 31, 2006, by and among Wells Fargo Bank, National Association, as Institutional Trustee; Wells Fargo Delaware Trust Company, as Delaware Trustee; Tower Group, Inc, as Sponsor; and the Trust Administrators, Francis M. Colalucci and Steve G. Fauth. The Company, as the sole holder of the Trust's Common Securities, controls the election of the trustee and administrators. Under the terms of the Trust Preferred Securities, an event of default may occur upon:

o non-payment of interest on the Trust Preferred Securities, unless such non-payment is due to a valid extension of an interest payment period;

o non-payment of all of any part of the principal of the Trust Preferred Securities;

o the Company's failure to comply with the covenants or other provisions of the indentures or the Trust Preferred Securities; or

o    bankruptcy or liquidation of the Company or of the Trust.

Pursuant to a Guarantee  Agreement  dated March 31, 2006,  by and between  Tower
Group, Inc. and Wells Fargo Delaware Trust Company, Tower has agreed to guarantee the payment of distributions and payments on liquidation or redemption of the Trust Preferred Securities, but only in each case to the extent of funds

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held by the Trust. The obligations of the Company under the Guarantee  Agreement and the Trust Preferred Securities are subordinate to all of the Company 's senior and subordinated debt.

The offering of the Trust Preferred Securities was conducted pursuant to a Purchase Agreement dated March 29, 2006 amongst the Company, Tower Group Statutory Trust V and Bear Stearns & Company, Inc. Cochran Colonia Waller LLC, the introducing agent, received a commission of two percent of the principal amount of the Debenture.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

          See Item 1.01

Item 9.01 - Financial Statements and Exhibits

     (c)  The following exhibits are filed as part of this report.






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Number                    Description
------                    -----------

10.01 Purchase Agreement between the Company, Tower Group Statutory Trust V and Bear Stearns & Co., Inc.

10.02 Guarantee Agreement dated March 31, 2006, by and between Tower Group, Inc. and Wells Fargo Delaware Trust Company

10.03 Indenture between Tower Group, Inc. and Wells Fargo Bank, National Association , as Trustee, dated March 31, 2006

10.04 Amended and Restated Declaration of Trust, dated March 31, 2006, by and among Wells Fargo Bank, National Association , as Institutional Trustee; Wells Fargo Delaware Trust Company, as Delaware Trustee; Tower Group, Inc, as Sponsor; and the Trust Administrators Francis M. Colalucci and Steve G. Fauth.

10.05 Junior Subordinated Debt Security due 2036 issued by Tower Group, Inc. dated March 31, 2006

10.06         Capital Securities Certificate dated March 31, 2006.

10.07         Common Securities Certificate dated March 31, 2006



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                Tower Group, Inc.

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Date April 6, 2006
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                         /s/ Francis M. Colalucci
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                         Francis M. Colalucci
                         Chief Financial Officer




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                                INDEX TO EXHIBITS


Number                    Description
------                    -----------

10.01 Purchase Agreement between the Company, Tower Group Statutory Trust V and Bear Stearns & Co., Inc.

10.02 Guarantee Agreement dated March 31, 2006, by and between Tower Group, Inc. and Wells Fargo Delaware Trust Company

10.03 Indenture between Tower Group, Inc. and Wells Fargo Bank, National Association , as Trustee, dated March 31, 2006

10.04 Amended and Restated Declaration of Trust, dated March 31, 2006, by and among Wells Fargo Bank, National Association , as Institutional Trustee; Wells Fargo Delaware Trust Company, as Delaware Trustee; Tower Group, Inc, as Sponsor; and the Trust Administrators Francis M. Colalucci and Steve G. Fauth.

10.05 Junior Subordinated Debt Security due 2036 issued by Tower Group, Inc. dated March 31, 2006

10.06         Capital Securities Certificate dated March 31, 2006.

10.07         Common Securities Certificate dated March 31, 2006